UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
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RAND LOGISTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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RAND LOGISTICS, INC.
SUPPLEMENT TO DEFINITIVE PROXY STATEMENT DATED AUGUST 29, 2014 FOR THE
RECONVENED 2014 ANNUAL MEETING OF STOCKHOLDERS
To be held on October 22, 2014

BACKGROUND INFORMATION
The enclosed proxy card is solicited on behalf of the Board of Directors of RAND LOGISTICS, INC., a Delaware corporation (the “Company”), for use at the reconvened 2014 Annual Meeting of Stockholders, to be held on Wednesday, October 22, 2014, at 11:00 a.m. (New York City Time), or at any adjournment or postponement thereof. The reconvened Annual Meeting will be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022.
On September 22, 2014, the Company entered into an agreement (the “Settlement Agreement”) with JWEST, LLC terminating the pending proxy contest with respect to the election of Class II directors of the Company at the reconvened Annual Meeting.
Pursuant to the Settlement Agreement, which is further described in this Supplement, the Board’s nominees for election as Class II directors at the reconvened Annual Meeting are: John Binion and Jonathan R. Evans.
Even if you have already voted on a white or gold proxy card previously supplied by the Company or JWEST, LLC, respectively, we request that you SUBMIT A NEW VOTE USING THE ENCLOSED PROXY CARD. The Board recommends that you vote for the election of all of the Board’s Class II director nominees by using the enclosed proxy card regardless of whether or not you have previously voted. If you have any questions or require any assistance with voting your shares, or if you need additional copies of this Supplement or any other proxy materials of the Company, please contact:
OKAPI PARTNERS, LLC
437 Madison Avenue, 28th Floor
New York, NY 10022
Stockholders May Call Toll-Free: (877) 796-5274
Banks & Brokers May Call Collect: (212) 297-0720
Email: info@okapipartners.com
This Supplement should be reviewed in connection with the Company’s definitive proxy statement dated August 29, 2014 (the “Definitive Proxy Statement”). This Supplement contains updated information about, among other things, (i) the reconvened Annual Meeting, (ii) the proposals to be presented to, and considered by, the Company’s stockholders at the reconvened Annual Meeting, including the Board’s nominees for election as Class II directors, (iii) the Settlement Agreement pursuant to which the proxy contest with respect to the election of Class II directors at the reconvened Annual Meeting was terminated and (iv) the recommendations of the Board with respect to the proposals to be presented at the reconvened Annual Meeting.
Supplement dated September 24, 2014

QUESTIONS AND ANSWERS ABOUT THIS SUPPLEMENT AND
THE RECONVENED ANNUAL MEETING
Q:
  Why am I receiving these proxy materials?
A:
  The Board is providing this Supplement and the enclosed proxy card to you in connection with the reconvened Annual Meeting, which will be held on October 22, 2014. As a stockholder as of the close of business on July 25, 2014, the record date for the reconvened Annual Meeting (the “Annual Meeting”), you are invited to attend the Annual Meeting and are entitled to, and requested to, vote your shares on the proposals described in this Supplement.
Q:
  What was the effect of the Settlement Agreement on the proxy contest and the Annual Meeting?
A:
  In accordance with the Settlement Agreement, the Annual Meeting was held on September 23, 2014 for the sole purpose of adjourning it until October 22, 2014. Pursuant to the Settlement Agreement, JWEST, LLC (“JWEST”), agreed, among other things, (i) to cease, and cause its affiliates, associates and representatives to cease, any and all solicitation efforts with respect to the Annual Meeting, (ii) not to vote, deliver or otherwise use any proxies that it may have received pursuant to such solicitation activities and (iii) to cause all shares of the Company’s common stock which it is entitled to vote at the Annual Meeting to be present, in person or by proxy, at the Annual Meeting and to vote all such shares of common stock in favor of the election of each of John Binion and Jonathan R. Evans as Class II directors.
Q:
  What is the status of the Definitive Proxy Statement and the proxy materials filed with the Securities and Exchange Commission by JWEST?
A:
  As a result of the Settlement Agreement, we are mailing this Supplement to the Company’s stockholders as of the record date in order to supplement certain information in the Definitive Proxy Statement about the Annual Meeting. The proxy materials filed with the Securities and Exchange Commission (the “SEC”) by JWEST, including, among others, JWEST’s definitive proxy statement dated September 2, 2014, have no further force or effect and should be disregarded by the Company’s stockholders. The Settlement Agreement is described below in “Proposal No. 1: Election of Directors — Proxy Contest and Settlement Agreement”.
Q:
  What proposals will be voted on at the Annual Meeting?
A:
  Stockholders will vote on three proposals at the Annual Meeting:
•
  the election to the Board of two Class II directors to serve for a term of three years and until their successors have been duly elected and qualified (Proposal No. 1);
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  a non-binding advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC (Proposal No. 2); and
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  the ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2015 (Proposal No. 3).
Q:
  How does the Board recommend I vote on these proposals?
A:
  The Board recommends that you vote your shares “FOR” each of the Board’s Class II director nominees named in this Supplement (Proposal No. 1). The Board recommends that you vote your shares “FOR” the proposal regarding approval of a non-binding advisory resolution approving the compensations of our named executive officers (Proposal No. 2) and “FOR” the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2015 fiscal year (Proposal No. 3).
Q:
  Can I attend the Annual Meeting? What do I need for admission?
A:
  You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial holder as of the close of business on July 25, 2014, the record date for the Annual Meeting, or you hold a valid legal proxy for the Annual Meeting.

Q:
  How can I vote my shares in person at the Annual Meeting?
A:
  If you hold shares of the Company’s common stock as the stockholder of record, you have the right to vote those shares in person at the Annual Meeting. If you choose to do so, you can vote using the ballot provided at the Annual Meeting or, if you receive this Supplement by mail, by submitting at the Annual Meeting the proxy card enclosed herewith. Since a beneficial holder is not the stockholder of record, if you are a beneficial holder of shares of the Company’s common stock, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting using the ballot provided at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described in the answer to the question immediately below so that your vote will be counted if you later decide not to attend the Annual Meeting.
Q:
  How can I vote my shares without attending the Annual Meeting?
A:
  If you hold your shares of the Company’s common stock as the stockholder of record, you may vote by submitting the proxy card enclosed herewith. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you must follow the instructions received from your brokerage firm, bank, nominee or other institution in order to have your shares voted. Please contact your custodian for detailed instructions for voting and the applicable deadlines. The shares represented by the proxy card solicited by our Board of Directors will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election of the named director nominees as Class II directors; (ii) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed; and (iii) FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2015 fiscal year.
If you have any questions or need assistance voting, please contact our proxy solicitor, Okapi Partners LLC by email at info@okapipartners.com, or by phone at (877) 796-5274.
Your vote is important and we strongly encourage you to vote your shares by following the instructions provided on the enclosed proxy card or otherwise provided by your custodian. Please vote promptly.
Q:
  How will my shares be voted if I do not provide specific voting instructions in the proxy card that I submit?
A:
  If you submit the enclosed proxy card without giving specific voting instructions on one or more matters listed in this Supplement, your shares will be voted as recommended by the Board on such matters, and as the proxy holders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the meeting.
Q:
  Can I change my vote or revoke my proxy?
A:
  You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Any stockholder has the power to revoke a previously submitted proxy by:
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  signing, dating and returning a later dated proxy card in the postage-paid envelope provided;
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  delivering to the Secretary of the Company a written notice of revocation c/o Rand Logistics, Inc., 500 Fifth Avenue, 50th Floor, New York, New York 10110; or
•
  attending the Annual Meeting and voting in person.
Please note, however, that only your last-dated proxy will count — any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.
If your shares are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote your shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change those voting instructions. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines. Unless so revoked, the shares represented by proxies will be voted at the Annual Meeting.

Q:
  Why am I being asked to vote again?
A:
  Because of (i) the termination of the proxy contest pursuant to the Settlement Agreement and (ii) the Board of Director’s recommendation of a different slate of director nominees for election at the Annual Meeting, proxies previously granted by the Company’s stockholders — whether by (a) submitting the white proxy card previously furnished to you with the Definitive Proxy Statement or (b) submitting the gold proxy card that you may have received from JWEST (in connection with the now-terminated proxy contest) — will not be voted at the Annual Meeting.
Q:
  If I previously submitted a white or gold proxy card in connection with the now-terminated proxy contest, will that vote still be counted at the reconvened Annual Meeting?
A:
  No. Even if you have previously voted (i) on the white proxy card previously furnished to you with the Definitive Proxy Statement or (ii) on the gold proxy card that you may have received from JWEST (in connection with the now-terminated proxy contest), your votes will not be recorded unless you vote again on the proxy card enclosed with this Supplement or you attend the Annual Meeting and vote in person.
Q:
  What happens if additional matters are presented at the Annual Meeting?
A:
  If you grant a proxy on the proxy card solicited by us, Laurence S. Levy and Edward Levy, the persons named as proxy holders, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Other than matters and proposals described in this Supplement, we have not received valid notice of any other business to be acted upon at the Annual Meeting.

INFORMATION ABOUT SOLICITATION AND VOTING
The enclosed proxy card is solicited on behalf of the Board of Directors for use at the Annual Meeting or at any adjournment or postponement thereof. Stockholders wishing to vote for the Class II nominees listed below may do so by voting on the proxy card enclosed with this Supplement. Your votes will not be recorded unless you vote again on the proxy card enclosed with this Supplement or you attend the Annual Meeting and vote in person. Accordingly, it is important that all stockholders review this Supplement closely and vote using the enclosed proxy card.
Please note that neither any white nor gold proxy card which you may have previously submitted will be voted at the Annual Meeting. Accordingly, if you previously submitted a white or gold proxy card, it is very important that you sign, date, and return the enclosed proxy card setting forth the Board of Directors’ slate of director nominees. Proxies previously granted by the white proxy card included with the Definitive Proxy Statement or the gold proxy card previously included with JWEST’s proxy materials will not be included in determining whether or not a quorum is present at the Annual Meeting and will not be counted in tabulating the number of votes cast on the election of Class II directors (Proposal No. 1), the non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposal No. 2) or the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year (Proposal No. 3). In that case, your previous vote on the white proxy card or the gold proxy card will have no effect on the outcome of the voting at the Annual Meeting. Stockholders are reminded that, as described more fully below in “Proposal No. 1: Election of Directors — Proxy Contest and Settlement Agreement,” the pending proxy contest with respect to the election of directors to the Board at the Annual Meeting has been terminated.
The Board of Directors urges you to vote using the enclosed proxy card.
If you have any questions or require any assistance with voting your shares, or if you need additional copies of this Supplement or any other proxy materials of the Company, please contact:
OKAPI PARTNERS, LLC
437 Madison Avenue, 28th Floor
New York, NY 10022
Stockholders May Call Toll-Free: (877) 796-5274
Banks & Brokers May Call Collect: (212) 297-0720
Email: info@okapipartners.com

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Proxy Contest and Settlement Agreement
On July 2, 2014, the Company received a letter from JWEST nominating Sean O’Connor and Jonathan Evans to stand for election as Class II directors at the Annual Meeting. Thereafter, JWEST filed proxy materials with the SEC, including, among others, a definitive proxy statement dated September 2, 2014. The Company also filed proxy materials with the SEC, including, among others, the Definitive Proxy Statement, and the Company and JWEST proceeded to engage in a contested solicitation of proxies in connection with the Annual Meeting.
On September 22, 2014, the Company entered into the Settlement Agreement with JWEST that terminated the pending proxy contest.
Pursuant to the Settlement Agreement, the Company has agreed, among other things, to take the following actions before the Annual Meeting: (i) appoint Laurence S. Levy, the Executive Chairman of the Company, as the Executive Vice Chairman of the Company and reduce his compensation for the remainder of the fiscal year ending March 31, 2015; (ii) appoint Edward Levy, the President of the Company, as the Chief Executive Officer of the Company; (iii) appoint Michael D. Lundin, the Lead Independent Director of the Board, as the Chairman of the Board; (iv) remove Jonathan Brodie from the Company’s slate of nominees for election as directors of the Company at the Annual Meeting; and (v) include Mr. Evans, in addition to Mr. Binion, on the Company’s slate of nominees for election as directors of the Company at the Annual Meeting. Additionally, the Company agreed that upon Mr. Evans’s election to the Board, the Company would appoint him as a member of the Compensation Committee of the Board.
The Settlement Agreement also provides that the Company (i) will not renew that certain Reimbursement Agreement, dated as of June 12, 2013, by and among the Company, Rand Finance Corp. and Hyde Park Real Estate, LLC upon its expiration and (ii) will, within three months of the Annual Meeting, expand the Board to seven directors from its current size of six directors and fill the resulting vacancy with an additional independent director.
Pursuant to the Settlement Agreement, JWEST agreed, among other things, (i) to cease, and cause its affiliates, associates and representatives to cease, any and all proxy solicitation activities with respect to the Annual Meeting; (ii) not to vote, deliver or otherwise use any proxies that may have been received pursuant to any such solicitation activities; and (iii) to cause all shares of Company common stock which it is entitled to vote at the Annual Meeting to be present, in person or by proxy, at the Annual Meeting and to vote in favor of the election of each of Messrs. Binion and Evans.
A copy of the Settlement Agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 22, 2014.
Biographical Information for Nominees
The nominees, and certain information about them as of September 23, 2014, are set forth below.

Name of Nominee	Age	Principal Occupation	Year Became a Director
John Binion	44	Former Chief Operating Officer of United Maritime Group	2013
Jonathan R. Evans	45	Chief Investment Officer, JWEST, LLC	N/A

John Binion joined our Board of Directors in April 2013. From March 2010 to July 2012, Mr. Binion was Chief Operating Officer and Executive Vice President of United Maritime Group, a leading provider of dry-bulk logistics solutions that operated (1) the largest Jones Act compliant coastwise fleet of dry-bulk carriers and self-unloading vessels, as measured by dead weight tons, (2) the eighth largest dry cargo barge fleet on the US Inland Waterways, and (3) the largest dry-bulk terminal on the Gulf of Mexico. From 2004 to 2008, Mr. Binion was co-founder and head of operations of Horizon Maritime LLC, an inland tankbarge company. From 2000 to 2004, Mr. Binion was General Manager of Sales for Blessey Marine Services. From 1994 to 2000, Mr. Binion was a shipbroker for L&R Midland. Mr. Binion graduated with a B. S. in Business Administration from Texas A&M University.

As a result of approximately 17 years working in senior executive positions in four different firms operating in the Jones Act maritime and logistics industry, Mr. Binion has acquired specialized knowledge relevant to our business.
Jonathan R. Evans graduated from Butler University in 1991 cum laude with a Bachelor of Science degree in Finance. Mr. Evans began his career working as an equity research analyst and portfolio manager with Heartland Capital Management from 1991 to 1993. During his stint at Heartland Capital, Mr. Evans led the Consults team which grew their Merrill Lynch managed portfolio business from zero assets to $1 billion in assets during his two year period with the firm. From 1993 to 1996, Mr. Evans worked as an equity research analyst and portfolio manager at Conseco Capital Management. He spearheaded Conseco’s effort to grow their variable annuity business. From 1996 to 2006, Mr. Evans worked as an equity research consultant for Friess Associates which is the investment advisor for the Brandywine and Brandywine Blue mutual funds. He spent 2006 through 2009 with the Fundamental Growth Equity team at Wells Capital Management serving as an equity analyst and the director of research. After the financial crisis in 2008, Mr. Evans believed there were numerous undervalued situations in the financial markets; therefore, he left Wells Capital and joined Edmunds White Partners, LLC hedge fund in 2009. From 2009 to 2012, Mr. Evans’ responsibilities at Edmunds White Partners, LLC included equity analysis, portfolio management and asset gathering. Lastly, in February of 2013, Mr. Evans started JWEST, where he serves as an equity analyst and Chief Investment Officer, currently owning 70% of the firm.
Mr. Evans’ nomination is a result of the settlement of the proxy contest with JWEST. The Board believes that Mr. Evans will bring his experience as an investor and an institutional stockholder to our Board of Directors.
Required Vote
Two directors will be elected at the Annual Meeting as our Class II directors for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2017 and until their successors shall have been elected and shall qualify. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting. This means that the two nominees who receive the highest number of votes will be selected as Class II directors. Each proxy card received by the Company will be voted FOR the election of the nominees named above unless otherwise specified in this Supplement. Each of Messrs. Binion and Evans has consented to being named in this Supplement and to serve as a director if elected. Other than as set forth in the Settlement Agreement, there are no arrangements or understandings between any nominee and any other person pursuant to which such person was selected as a nominee.
Family Relationships
There are no family relationships between any of our executive officers or directors.
Director Independence
As required by the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”), a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent”.
Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the Board has affirmatively determined that a majority of our Board is comprised of independent directors. Our independent directors pursuant to the NASDAQ listing standards are Messrs. Binion, Brodie, Lodge and Lundin. In addition, our Board has determined that Mr. Evans is independent in accordance with the NASDAQ listing standards.
The Board of Directors unanimously recommends using the enclosed proxy card to vote FOR the election of the named Class II nominees, John Binion and Jonathan R. Evans, to our Board of Directors. Such proxy cards received in response to this solicitation will be voted FOR the election of the named Class II nominees to our Board of Directors unless otherwise specified in the proxy.

PROPOSAL NO. 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Information about Proposal No. 2 was included in the Definitive Proxy Statement.
Required Vote
The affirmative vote of the holders of a majority of shares present and entitled to vote is required to approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.
The Board of Directors unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and any related disclosure in the Definitive Proxy Statement.

PROPOSAL NO. 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Information about Proposal No. 3 was included in the Definitive Proxy Statement.
Required Vote
The affirmative vote of the holders of a majority of shares present and entitled to vote at the Annual Meeting is required to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2015 fiscal year. Although stockholder ratification of the Board of Directors’ action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending March 31, 2016, since it would be impractical to replace our auditors so late into our current fiscal year.
The Board of Directors recommends a vote FOR ratification of the appointment of the independent registered public accounting firm. Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the independent registered public accounting firm unless otherwise specified in the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information regarding beneficial ownership of our Common Stock as of September 22, 2014, by:
•
  each person known by us to beneficially own more than 5% of all outstanding shares of our Common Stock;
•
  each of our directors, nominees for director and executive officers individually; and
•
  all of our directors and executive officers as a group.
Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, except to the extent that authority is shared by spouses under applicable law.
The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person (and/or pursuant to proxies held by that person) that were exercisable on September 22, 2014 or became exercisable within 60 days following that date are considered outstanding. However, such shares are not considered outstanding for the purpose of computing the percentage ownership of any other person, nor is there any obligation to exercise any of the options. Except as otherwise indicated, the address for each beneficial owner is c/o Rand Logistics, Inc., 500 Fifth Avenue, 50th Floor, New York, New York 10110.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Ownership Class
David M. Knott(1) Dorset Management Corporation Knott Partners, L.P. Knott Partners Offshore Master Fund, L.P. Shoshone Partners, L.P. Mulsanne Partners, L.P.	2,652,335	(2)	13.8%
Rutabaga Capital Management(3)	1,711,270	(4)	9.5%
Ameriprise Financial, Inc.(5) Columbia Management Investment Advisers, LLC	1,536,169	(6)	8.5%
RMB Capital Management, LLC(7) Iron Road Capital Partners L.L.C.	1,482,749	(8)	8.2%
JWest, LLC(9) Jonathan R. Evans	1,476,127	(10)	8.2%
Boston Partners(11)	1,393,850	(12)	7.7%
Zesiger Capital Group LLC(13)	1,366,959	(14)	7.6%
Laurence S. Levy Rand Management LLC	1,353,976	(15)	7.4%
GMT Capital Corp.(16) Bay Resources Partners L.P. Bay II Resources Partners L.P. Bay Resource Partners Offshore Master Fund Ltd. Thomas E. Claugus	1,209,750	(17)	6.3%
Edward Levy	548,101	(18)	3.0%
Scott Bravener	237,413	(19)	1.3%
Joseph W. McHugh, Jr.	178,651	(20)	1.0%
H. Cabot Lodge III	41,345	(21)	*
Jonathan Brodie	58,337		*
Michael D. Lundin	44,075		*
John Binion	25,273		*
All directors and executive officers as a group (8 individuals)	2,487,171	(22)	13.5%

*
  Denotes ownership of less than one percent
(1)
  The business address of the reporting persons is 485 Underhill Boulevard, Suite 205, Syosett, New York 11791.
(2)
  Includes 1,209,678 shares of Common Stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock. This information was derived from a Schedule 13D/A filed with the SEC on June 19, 2013, a Schedule 13D/A filed with the SEC on August 2, 2006 and a Form 4 filed with the SEC on October 3, 2013.
(3)
  The business address of this entity is 64 Broad Street, 3rd Floor, Boston, MA 02109.
(4)
  This information was derived from a Schedule 13G/A filed with the SEC on February 7, 2014.
(5)
  The business address of Ameriprise Financial, Inc. is 145 Ameriprise Financial Center, Minneapolis, MN 55474. The business address of Columbia Management Investment Advisers, LLC is 225 Franklin St., Boston, MA 02110.
(6)
  This information was derived from a Schedule 13G/A filed with the SEC on February 12, 2014.
(7)
  The business address of the reporting persons is 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.
(8)
  This information was derived from a Schedule 13G/A filed with the SEC on February 10, 2014.
(9)
  The business address of this entity and this individual is 501 Congressional Boulevard, Carmel, IN 46032.
(10)
  This information was derived from a Schedule 13/D filed with the SEC on August 14, 2014.
(11)
  The business address of this entity is One Beacon St., Boston, MA 02108.
(12)
  This information was derived from a Schedule 13G filed with the SEC on February 11, 2014.
(13)
  The business address of this entity is 460 Park Avenue, 22nd Floor, New York, New York 10022.
(14)
  This information was derived from a Schedule 13G/A filed with the SEC on February 10, 2014.
(15)
  Consists of 789,694 shares of Common Stock held by Rand Management LLC of which the sole member is the Laurence Levy Irrevocable Trust, a trust established for the benefit of Mr. Levy’s three children, of which Mr. Levy is Trustee. Mr. Levy also owns 358,607 shares of Common Stock and 205,675 shares that are issuable upon the exercise by Mr. Levy of stock options that are presently exercisable.
(16)
  The business address of these entities and this individual is 2300 Windy Ridge Parkway, Suite 550 South, Atlanta, GA 30339.
(17)
  Includes 1,209,678 shares of Common Stock underlying Rand’s Series A convertible preferred stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock. This information was derived from a Schedule 13G filed with the SEC on February 17, 2014.
(18)
  Consists of 436,349 shares of Common Stock and 111,752 shares that are issuable upon the exercise by Mr. Levy of stock options that are presently exercisable.
(19)
  Consists of 176,146 shares of Common Stock and 61,267 shares that are issuable upon the exercise by Mr. Bravener of stock options that are presently exercisable.
(20)
  Consists of 132,700 shares of Common Stock and 45,951 shares that are issuable upon the exercise by Mr. McHugh of stock options that are presently exercisable.
(21)
  Includes 2,340 shares of Common Stock held by Carmel Lodge LLC, of which Mr. Lodge is the sole member.
(22)
  Consists of 2,062,526 shares of Common Stock and 424,645 shares that are issuable upon the exercise of stock options that are presently exercisable.

 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.RAND LOGISTICS, INC.2014 Annual Meeting ofStockholdersIf you have already voted in a proxy card previously supplied by either the Company or JWEST, LLC, we request that you submit a new vote using the enclosed proxy card otherwise your vote will not be recorded.October 22, 2014,11:00 A.M. local timeThis Proxy is Solicited On BehalfOf The Board Of DirectorsPlease Be Sure To Mark, Sign, Date and Return Your Proxy Cardin the Envelope Provided( FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED (Please markyour voteslike this?The Board of Directors recommends a vote FOR the nominees listed below and Proposals 2 and 3.1.Election of Class II Directors:WITHHOLDAUTHORITYto vote for nomineelisted below4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.FOR nomineelisted belowJohn Binion((Jonathan R. Evans((Please mark, date and sign, and return promptly this proxy in the enclosed envelope.FORAGAINSTABSTAIN2.The approval of a non-binding, advisory resolution approving the compensation of our named executive officers as described in the accompanying Proxy Statement.(((THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 AND 3.FORAGAINSTABSTAIN3.Ratification of the appointment of Grant Thornton LLP as Rand Logistics, Inc.’s independent registered public accounting firm for the fiscal year ending March 31, 2015.(((Signature_________________________________ Signature (if held Jointly) ___________________ Date__________, 2014.Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

 Important Notice Regarding the Availability of Proxy Materials forthe reconvened Annual Meeting of Stockholders to be held on October 22, 2014.The Proxy Statement, the Supplement to our Proxy Statement and our 2014 Annual Report to Stockholders on Form 10-K and Form 10-K/A are available at: http://www.hivedms.com/Rand( FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED (RAND LOGISTICS, INC.PROXY FOR THE RECONVENED ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 22, 2014. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August 29, 2014, and the supplement to the Definitive Proxy Statement dated September 24, 2014, and hereby appoints LAURENCE S. LEVY and EDWARD LEVY, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the reconvened Annual Meeting of Stockholders of Rand Logistics, Inc. on Wednesday, October 22, 2014, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present.This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed for Class II Directors on the reverse side; FOR proposals 2 and 3; and in the discretion of the proxy holders on any other matter which comes before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. This proxy may be revoked at any time prior to the time it is voted.Only stockholders of record at the close of business on July 25, 2014 are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof.By executing this Proxy, the undersigned hereby revokes all prior proxies that the undersigned has given with respect to the Annual Meeting and any adjournment or postponement thereof.YOUR VOTE IS VERY IMPORTANT PLEASE VOTE TODAY(Continued and to be dated and signed on reverse side)